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                                                                   EXHIBIT 23.02


                              ACCOUNTANTS' CONSENT


The Board of Directors
Ribi ImmunoChem Research, Inc.


We consent to the use of our report and to the reference to our firm under the heading "Experts" included herein.

                                 KPMG LLP

Billings, Montana
June 28, 1999